Supplemental Information Third-Quarter Earnings Call 2014

Market & Financial Overview

Capital Markets & Leasing Markets Volumes JLL Research Leasing Activity Uneven But Outlook Positive Investment Volumes Maintaining Healthy Momentum 3 HISTORICAL FORECAST Q3 2014 v. Q3 2013 FY 2014 v. FY 2013 FY 2015 v. FY 2014 Market Volumes Market Volumes Market Volumes Capital Markets(1) Americas 25% 25-30% 15-20% EMEA 13% ~ 15% 5-10% Asia Pacific 1% ~ -5% 5-10% Total 15% 15-20% 10-15% HISTORICAL FORECAST Q3 2014 v. Q3 2013 FY 2014 v. FY 2013 FY 2015 v. FY 2014 Gross Absorption Gross Absorption Gross Absorption Leasing Americas (U.S. only) -6% Flat ~ 5% EMEA (Europe only) -6% Flat 0-5% Asia Pacific (select markets) 10% 15-20% 10-15% Total -5% Flat ~ 5% (1) Market volume data excludes multi-family assets. Source: JLL Research, October 2014

Selected Business Wins and Expansions 4 Americas EMEA Asia Pacific - American Red Cross – 13.8M sf - Google – 2.9M sf - Xerox – 5.7M sf - U.S. Healthcare Portfolio – $283M - 110 N. Wacker, Chicago – $116M - Morgan Lewis, Washington, D.C. – 270K sf - Pier 1 Imports, Dallas – 409K sf - Logistics Portfolio, Czech Republic – €523M - MesseTurm Tower, Frankfurt – €250M - Pollen Estate, London – £381M - Acorn Portfolio, Ireland – €170M - One Tower Bridge, London – 366K sf - Neovia Logistics, Belgium – 215K sf - Dalkia, Paris – 90K sf - Samsung, Beijing – 197K sf - World Finance Center, Chongqing – 2.2M sf - DLF Residential Portfolio, Chennai – 4.1M sf - Microsoft – 900K sf - Yingyao Plaza, Guangzhou – $755M - Anson House, Singapore – SGD 172M - DEXUS Bus. Park, New South Wales – AUD 190M Multi-Regional CACIB – 30+ countries Technip – 5.8M sf UCB Pharma – 2.9M sf

Prime Offices – Projected Changes in Values, 2015

	Rental Values	Capital Values
+ 10-20%	Tokyo, Beijing	Tokyo, Beijing
+ 5-10%	San Francisco, New York*, Boston Chicago, Los Angeles, London* Sydney, Dubai	San Francisco, New York*, Boston Chicago, Los Angeles, London* Sydney, Seoul, Madrid, Dubai
+ 0-5%	Hong Kong, Singapore, Paris* Seoul, Madrid, Toronto, Washington DC Mexico City, Stockholm, Mumbai, Frankfurt Shanghai, Brussels	Paris*, Stockholm, Toronto Washington DC, Mexico City Mumbai, Frankfurt, Singapore, Shanghai Hong Kong, Brussels
- 0-5%	Sao Paulo	Sao Paulo
- 5-10%	Moscow	Moscow

*New York – Midtown, London – West End, Paris – CBD. Nominal rates in local currency.
Source: JLL Research, October 2014

JLL

5

Financial Information

2013 2014 2013 20142013 2014 2013 2014 7 Q3 2014 Revenue Performance Note: Equity earnings of $6.6M and $19.6M in 2013 and 2014, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs. Americas EMEA Asia Pacific LaSalle Consolidated ($ in millions; % change in local currency)  16% (21% gross)  9% (12% gross)  7% (15% gross)  19% (23% gross) $484.1 Fee revenue Gross contract costs 2013 2014  121% $581.6 $318.4 $368.6 $237.0 $272.9 $1,106.8 $1,366.0 $452.1 $521.0 $265.7 $298.2 $203.4 $218.5 $73.9 $162.4 $988.5 $1,180.6

2013 2014  50% 2013 2014 2013 2014 2013 2014 2013 2014 8 YTD 2014 Revenue Performance Note: Equity earnings of $21.1M and $40.9M in 2013 and 2014, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs. Americas EMEA Asia Pacific LaSalle Consolidated ($ in millions; % change in local currency)  19% (24% gross)  13% (24% gross)  8% (19% gross)  17% (24% gross) $1,277.3 Fee revenue Gross contract costs $1,573.9 $830.9 $1,076.1 $655.4 $755.0 $2,952.2 $3,680.6 $710.5 $841.2 $1,421.0 $1,201.8 $576.4 $606.5 $209.8 $316.5 $2,677.3 $3,144.3

9 Q3 2014 Real Estate Services Revenue ($ in millions; % change in local currency over Q3 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $255.9  10% $66.6  11% $44.4  9% $366.9  10% Capital Markets & Hotels $72.3  55% $90.8  5% $29.9  (16%) $193.0  15% Property & Facility Management - Fee $106.2  9% $58.8  16% $95.6  10% $260.6  11% Gross Revenue $166.8  30% $81.6  25% $128.8  15% $377.2  24% Project & Development Services - Fee $57.2  19% $35.8  18% $19.6  14% $112.6  18% Gross Revenue $57.2  18% $83.4  20% $40.8  57% $181.4  26% Ad isory, Consulting & Other $30.2  14% $46.2  (2%) $28.8  21% $105.2  8% Total RES Operating Fee Revenue $521.8  16% $298.2  9% $218.3  7% $1,038.3  12% Total Gross Revenue $582.4  21% $368.6  12% $272.7  15% $1,223.7  17% Americas EMEA Asia Pacific Total RES

10 YTD 2014 Real Estate Services Revenue ($ in millions; % change in local currency over YTD 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $694.1  19% $188.3  8% $119.5  15% $1,001.9  17% Capital Markets & Hotels $172.5  25% $238.6  11% $81.2  (19%) $492.3  8% Property & Facility Management - Fee $315.7  17% $171.2  24% $278.1  15% $765.0  17% Gross Revenue $467.0  37% $246.7  54% $381.7  27% $1,095.4  36% Project & Development Services - Fee $153.2  20% $98.5  16% $51.2  9% $302.9  17% Gross Revenue $154.8  21% $257.9  37% $96.1  48% $508.8  34% Ad isory, Consulting & Other $85.1  10% $144.6  9% $76.4  16% $306.1  11% Total RES Operating Fee Revenue $1,420.6  19% $841.2  13% $606.4  8% $2,868.2  15% Total Gross Revenue $1,573.5  24% $1,076.1  24% $754.9  19% $3,404.5  23% Americas EMEA Asia Pacific Total RES

• Assets Under Management reach $53 billion • New capital raised of $7.3 billion YTD through September 2014 • Continued incentive fee potential as legacy funds liquidate in future quarters LaSalle Investment Management Note: AUM data reported on a one-quarter lag. Q3 2014 Highlights Q3 2014 AUM = $53.0 Billion U.K. $18.0 Continental Europe $4.8 North America $13.2 Asia Pacific $5.2 Public Securities $11.8 Revenue Q3 2014 Q3 2013 Advisory Fees $ 61 $ 55 Transaction Fees & Other 11 3 Incentive Fees 70 9 Operating Revenue $ 142 $ 67 Equity Earnings 20 7 Total Revenue $ 162 $ 74 Adjusted EBITDA $ 68 $ 17 Adjusted EBITDA Margin 41.9% 23.3% ($ in millions) ($ in billions) 11 Separate Accounts $28.2 Commingled Funds $13.0 Public Securities $11.8

Solid Balance Sheet Position

($ in millions)

Year-to-Date Highlights

- **Investment grade balance sheet; Baa2 (Stable) / BBB- (Positive)**
  - In June 2014, Standard & Poor's revised its outlook on JLL rating to Positive from Stable
  - Reduced net debt by $248 million from Q3 2013
- **Semi-annual dividend increased by 9% to $0.25 per share from $0.23 per share**
  - To be paid December 15, 2014
- **Low cost debt driving reduced interest expense**
  - YTD Q3 2014 net interest expense of $22 million down from $27 million for YTD Q3 2013
- **YTD Q3 2014 Investment Spending**

	YTD Q3 2014
Capital Expenditures (1)	$78 million
M&A (2)	$62 million
Co-Investment (3)	($15) million

Balance Sheet	Q3 2014	Q4 2013	Q3 2013
Cash and Cash Equivalents	$ 163	$ 153	$ 120
Short-Term Borrowings	43	25	35
Credit Facility	250	155	445
Net Bank Debt	$ 130	$ 27	$ 360
Long-Term Senior Notes	275	275	275
Deferred Business Acquisition Obligations	112	135	130
Total Net Debt	$ 517	$ 437	$ 765

(1) Excludes investments in joint venture entities, capitalized leases and tenant improvement allowances that are required to be consolidated under U.S. GAAP

(2) Includes deferred business acquisition payments and earn outs paid during the period for transactions closed in prior periods

(3) Includes distributions of $49M partially offset by capital contributions of $34M

JLL

12

Appendix

Prime Offices – Capital Value Clock, Q3 2013 v Q3 2014

The Jones Lang LaSalle Property Clocks SM


Q3 2013
Toronto, Washington DC
Hong Kong, Amsterdam
Chicago, Los Angeles
Singapore
Boston, New York, Stockholm
Berlin
Houston, San Francisco
Frankfurt, Sydney
Mexico City, Moscow
Dallas
Seoul, London
Sao Paulo
Capital Value growth slowing
Capital Values falling
Capital Value growth accelerating
Capital Values bottoming out
Milan
Paris
Tokyo
Mumbai
Brussels
Shanghai
Madrid
Beijing
Q3 2014
Hong Kong
Singapore, Mexico City, Toronto
Shanghai, Washington DC
Berlin
Frankfurt
Boston, Chicago, Los Angeles
New York, San Francisco
Houston
Sydney, Dallas
Moscow
Sao Paulo
London
Seoul
Tokyo
Beijing, Stockholm
Amsterdam
Madrid
Brussels, Mumbai, Paris
Milan

Americas
EMEA
Asia Pacific

Based on notional capital values for Grade A space in CBD or equivalent.
US positions relate to the overall market
Source: JLL Research, October 2014

14

Prime Offices – Rental Clock, Q3 2013 v Q3 2014

The Jones Lang LaSalle Property Clocks SM



Q3 2013
Amsterdam
Stockholm
Sao Paulo
Berlin, Moscow
Johannesburg
Houston
San Francisco
Toronto
Frankfurt
Seoul
Rental Value growth slowing
Rental Values falling
Dallas
Mexico City
Paris
Milan
Rental Value growth accelerating
Rental Values bottoming out
London
Boston, Tokyo
Mumbai
New York, Istanbul, Dubai
Los Angeles
Shanghai
Singapore
Sydney
Beijing
Washington DC
Madrid
Chicago, Hong Kong
Brussels
Q3 2014
Moscow, Toronto
Mexico City, Shanghai
Berlin, Frankfurt
Johannesburg
Houston
San Francisco
Dallas
Hong Kong
Singapore
Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out
London, New York
Boston, Stockholm, Tokyo
Beijing, Los Angeles
Mumbai
Istanbul
Amsterdam, Chicago, Dubai, Milan
Madrid
Seoul
Sao Paulo
Brussels, Paris, Sydney
Washington DC
Americas
EMEA
Asia Pacific

Based on rents for Grade A space in CBD or equivalent.
US positions relate to the overall market
Source: JLL Research, October 2014

JLL

15

16 Q3 2014 Adjusted EBITDA* Performance Americas EMEA Asia Pacific LaSalle Consolidated * Refer to slide 22 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three months ended September 30, 2013, and 2014, for details relative to these Adjusted EBITDA calculations. Segment Adjusted EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated Adjusted EBITDA is the sum of the Adjusted EBITDA of the four segments. ($ in millions) 2013 2014 2013 2014 2013 2014 2013 2014 2013 2014 $56.2 $59.6 $23.0 $22.7 $21.9 $18.6 $17.2 $68.1 $118.3 $169.0

17 YTD 2014 Adjusted EBITDA* Performance Americas EMEA Asia Pacific LaSalle Consolidated * Refer to slide 22 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the nine months ended September 30, 2013, and 2014, for details relative to these Adjusted EBITDA calculations. Segment Adjusted EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated Adjusted EBITDA is the sum of the Adjusted EBITDA of the four segments. ($ in millions) 2013 2014 2013 2014 2013 2014 2013 2014 2013 2014 $128.3 $150.3 $44.5 $53.5 $43.9 $41.9 $51.1 $107.7 $267.8 $353.4

18 Q3 2014 Real Estate Services Revenue ($ in millions; % change in USD over Q3 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $255.9  10% $66.6  13% $44.4  10% $366.9  11% Capital Markets & Hotels $72.3  55% $90.8  10% $29.9  (15%) $193.0  17% Property & Facility Management - Fee $106.2  8% $58.8  20% $95.6  10% $260.6  11% Gross Revenue $166.8  29% $81.6  30% $128.8  15% $377.2  24% Project & Development Services - Fee $57.2  18% $35.8  21% $19.6  15% $112.6  19% Gross Revenue $57.2  18% $83.4  22% $40.8  58% $181.4  27% Advisory, Consulting & Other $30.2  14% $46.2  1% $28.8  22% $105.2  10% Total RES Operating Fee Revenue $521.8  15% $298.2  12% $218.3  7% $1,038.3  13% Total Gross Revenue $582.4  20% $368.6  16% $272.7  15% $1,223.7  18% Americas EMEA Asia Pacific Total RES

19 YTD 2014 Real Estate Services Revenue ($ in millions; % change in USD over YTD 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $694.1  19% $188.3  12% $119.5  13% $1,001.9  17% Capital Markets & Hotels $172.5  24% $238.6  17% $81.2  (21%) $492.3  10% Property & Facility Management - Fee $315.7  15% $171.2  30% $278.1  11% $765.0  17% Gross Revenue $467.0  34% $246.7  62% $381.7  22% $1,095.4  35% Project & Development Services - Fee $153.2  19% $98.5  21% $51.2  5% $302.9  17% Gross Revenue $154.8  20% $257.9  43% $96.1  43% $508.8  35% Advisory, Consulting & Other $85.1  9% $144.6  14% $76.4  14% $306.1  13% Total RES Operating Fee Revenue $1,420.6  18% $841.2  18% $606.4  5% $2,868.2  15% Total Gross Revenue $1,573.5  23% $1,076.1  29% $754.9  15% $3,404.5  23% Americas EMEA Asia Pacific Total RES

Fee Revenue / Expense Reconciliation Note: Consolidated revenue and fee revenue exclude equity earnings (losses). Restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition are excluded from adjusted operating income margin. • Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily • Gross accounting requirements increase revenue and costs without corresponding profit • Business managed on a fee revenue basis to focus on margin expansion in the base business 20 ($ in millions) 2014 2013 2014 2013 Revenue $1,366.0 $1,106.8 $3,680.6 $2,952.2 Gross contract costs (185.4) (118.3) (536.3) (274.9) Fee revenue $1,180.6 $ 988.5 $3,144.3 $2,677.3 Operating expenses $1,238.5 $1,019.7 $3,476.8 $2,779.2 Gross contract costs (185.4) (118.3) (536.3) (274.9) Fee-based operating expenses $1,053.1 $ 901.4 $2,940.5 $2,504.3 Operating income $ 127.5 $ 87.1 $ 203.8 $ 173.0 Ad : Restructuring and acquisition charges 0.0 4.9 41.4 14.7 King Sturge intangible amortization 0.5 0.6 1.6 1.7 Adjusted operating income $ 128.0 $ 92.6 $ 246.8 $ 189.4 Adjusted operating income margin 10.8% 9.4% 7.9% 7.1% Three Months Nine Months Ended September 30 Ended September 30

21 Reconciliation of GAAP Net Income to Adjusted Net Income and Earnings per Share ($ in millions, except per share data) 2014 2013 2014 2013 GAAP net income attributable to common shareholders $ 104.3 $ 62.9 $ 192.0 $ 122.3 Shares (in 000s) 45,291 45,063 45,242 45,071 GAAP diluted earnings per share $ 2.30 $ 1.39 $ 4.24 $ 2.71 GAAP net income attributable to common shareholders $ 104.3 $ 62.9 $ 192.0 $ 122.3 Restructuring and acquisition charges, net 0.0 3.6 5.1 11.0 King Sturge intangible amortization, net 0.3 0.5 1.2 1.3 Adjusted net income $ 104.6 $ 67.0 $ 198.3 $ 134.6 Shares (in 000s) 45,291 45,063 45,242 45,071 Adjusted diluted earnings per share $ 2.31 $ 1.49 $ 4.38 $ 2.99 Three Months Nine Months Ended September 30 Ended September 30

22 Reconciliation of GAAP Net Income to Adjusted EBITDA JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. ($ in millions) 2014 2013 2014 2013 GAAP net income $ 104.7 $ 63.1 $ 193.2 $ 125.8 Interest expense, net of interest income 7.4 9.6 21.7 26.6 Provision for income taxes 34.9 20.9 29.9 41.7 Depreciation and amortization 22.0 19.8 67.2 59.0 EBITDA $ 169.0 $ 113.4 $ 312.0 $ 253.1 Restructuring and acquisition charges 0.0 4.9 41.4 14.7 Adjusted EBITDA $ 169.0 $ 118.3 $ 353.4 $ 267.8 Ended September 30 Ended September 30 Three Months Nine Months